This page being
                                                          filed for series  1.

25. List below the information requested about Registrant's/Series' holdings of the securities of the Registrant's/Series' regular brokers or dealers or of their parents that derive more than 15% of gross revenues from securities-related activities:
                                                         Type of  Value of any
          Name of Regular Broker or              IRS    Security   Securities
          Dealer or Parent (Issuer)             Number   Owned    Owned at end
                                                         D=debt    of current
                                                        E=equity     period
                                                               (000's omitted)
 ABN AMRO CHICAGO                              13-3227945    D        249462
 ING BARING U.S. SECURITIES, INC.              13-3856626    D        140105
 BANK OF AMERICA GLOBAL SECURITIES             95-4035346    D       1992418
 BEAR STEARNS & CO.                            13-3604093    D        291022
 J.P. MORGAN CHASE SECURITIES                  13-3224016    D          2300
 STATE STREET BANK & TRUST                     04-1867445    D        294980
 CREDIT SUISSE FIRST BOSTON CORP.              13-5659485    D        199875
 MORGAN STANLEY GROUP, INC.                    13-2655998    D         30137


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                              SCREEN NUMBER: 14



                                                        This page being
                                                          filed for series  1.

25. List below the information requested about Registrant's/Series' holdings of the securities of the Registrant's/Series' regular brokers or dealers or of their parents that derive more than 15% of gross revenues from securities-related activities:
                                                         Type of  Value of any
          Name of Regular Broker or              IRS    Security   Securities
          Dealer or Parent (Issuer)             Number   Owned    Owned at end
                                                         D=debt    of current
                                                        E=equity     period
                                                               (000's omitted)
 GECC CAPITAL MARKETS GROUP, INC.              06-1076552    D        168310
 UBS/SBC WARBURG                               13-2932996    D       5051394
 GOLDMAN SACHS & CO.                           13-3299429    D         18446
 CHASE MANHATTAN BANK                          13-2633612    D         30544
 FIRST CHICAGO CAPITAL MARKETS                 36-3595942    D           279
 MERRILL LYNCH, PIERCE, FENNER & SMITH, INC.   13-5674085    D         41653
 HONGKONG SHANGHAI BANK CORP. (HSBC)           13-2650272    D        582925
 DELETE                                                                    0


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                              SCREEN NUMBER: 14



                                                        This page being
                                                          filed for series  1.

25. List below the information requested about Registrant's/Series' holdings of the securities of the Registrant's/Series' regular brokers or dealers or of their parents that derive more than 15% of gross revenues from securities-related activities:
                                                         Type of  Value of any
          Name of Regular Broker or              IRS    Security   Securities
          Dealer or Parent (Issuer)             Number   Owned    Owned at end
                                                         D=debt    of current
                                                        E=equity     period
                                                               (000's omitted)
 MORGAN STANLEY, DEAN WITTER, DISCOVER & CO.   94-1671384    D          4633
 CITIGROUP GLOBAL MARKETS, INC.                11-2418191    D       1292195
 PAINEWEBBER                                   13-2638166    D             7
 PRUDENTIAL SECURITIES, INC.                   22-2347336    D          2496
 DEUTSCHE BANK AG                              13-2730828    D         23829
 DONALD, LUFKIN & JENRETTE                     13-2741729    D          1928
 DELETE                                                                    0
 DELETE                                                                    0


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                              SCREEN NUMBER: 14